SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (date of earliest event reported) May 7, 1996
                                                 ------------------------------

                                  CALGENE, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


        0-14802                                          68-0369863
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 (Commission File No.)                        (IRS Employer Identification No.)


                       1920 Fifth Street, Davis, CA 95616
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                    (Address of Principal Executive Offices)


                                 (916) 753-6313
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report

ITEM 8:  Change of Fiscal Year
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     On May 7, 1996, the Board of Directors of Calgene,  Inc.  approved a change in the fiscal year of the corporation and its consolidated subsidiaries. The current fiscal year end is June 30. The new fiscal year end will be December 31.

     On or prior to March 31, 1997, Calgene will file a Report on Form 10-K covering the six month transition period July 1 - December 31, 1996.



                                    Signature

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  Calgene, Inc.
                                  -----------------------
                                  (Registrant)



Date:    May 21, 1996              /s/ Michael J. Motroni
                                   ----------------------
                                    Michael j. Motroni
                                    Vice President - Finance
                                    (Chief Accounting Officer)